Prospectus supplement	August 23, 2011

Putnam Global Sector Fund Prospectuses dated February 28, 2011

The sub-section Your fund’s management in the section Fund summary and the section Who oversees and manages the fund? are supplemented to reflect that the fund’s portfolio managers are now Aaron Cooper, Kelsey Chen, Timothy Codrington, Steven Curbow, Vivek Gandhi, George Gianarikas, David Morgan, John Morgan, Ferat Ongoren, Nathaniel Salter, Walter Scully, Christopher Stevo, and Michael Yogg.

Mr. Cooper joined the fund as Director of Global Equity Research in July 2011. Before 2011, he was employed by Fidelity Investments as a Managing Director of Research (2007-2011), and previously as an Analyst (2003-2007).

Each of the other portfolio managers is currently an Analyst. Additional information regarding the other portfolio managers, including their business experience during the past five years, is set forth in the prospectus.

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